SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2003

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-22609	84-1339282
(Commission File Number)	(IRS Employer Identification No.)
1801 California Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-992-1400

Not applicable

(Former name or former address, if changed since last report)

QWEST CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

001-03040	84-0273800
(Commission File Number)	(IRS Employer Identification No.)
1801 California Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-992-1400

Not applicable

(Former name or former address, if changed since last report)

Item 5.        Other Events.

On June 9, 2003, Qwest Communications International Inc. (“QCII,” and together with its wholly owned subsidiary Qwest Corporation (“QC”), “Qwest” or the “companies”) announced that QC had completed its senior term loan in two tranches for a total of $1.75 billion principal amount of indebtedness.  The aggregate size of the loan was increased over the previously announced $1.0 billion due to increased lender demand.  A copy of the term loan agreement for the new QC term loan (“Credit Agreement”) is attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the press release announcing this transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K. This description is qualified in its entirety by reference to the Credit Agreement.

The term loan consists of a $1.25 billion floating rate tranche, due in 2007, and a $500 million fixed rate tranche, due in 2010.  The term loan is unsecured, ranks equally with all of QC’s current indebtedness and is not guaranteed by Qwest.  The floating rate tranche is non-prepayable for two years and thereafter is subject to prepayment premiums through 2006.  The fixed rate tranche is subject to a “make-whole” premium through maturity.  There are no mandatory prepayment requirements.  The covenant and default terms are substantially the same as the other senior QC indebtedness.  The net proceeds will be used to refinance QC debt due in 2003 and fund or refinance QC’s investment in telecommunications assets.

The floating rate tranche bears interest at LIBOR plus 4.75% (with a minimum interest rate of 6.50%) and the fixed rate tranche bears interest at 6.95% per annum.  The lenders funded the entire principal amount of the loan subject to original issue discount for the floating rate tranche of 1.00% and for the fixed rate tranche of 1.652%.  QC paid certain one-time fees at closing.

Forward Looking Statements Warning

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed with the SEC by QC and QCII, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: unanticipated delays in completing the process of the companies’ restatement of historical financial statements and related audits; the duration and extent of the current economic downturn in the companies’ 14-state local service area, including its effect on the companies’ customers and suppliers; the effects of the companies’ anticipated restatement of historical financial statements including delays in or restrictions on the companies’ ability to access the capital markets or other adverse effects to the companies’ business and financial position; the companies’ substantial indebtedness, and the companies’ inability to complete any efforts to de-lever its balance sheet through asset sales or other transactions; any adverse outcome of the SEC’s current investigation into QCII’s accounting policies, practices and procedures and certain transactions; any adverse outcome of the current investigation by the U.S. Attorney’s office in Denver into certain matters relating to QCII; adverse results of increased review and scrutiny by Congress, regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; the failure of QCII’s chief executive and chief financial officers to provide certain certifications relating to certain public filings; delays in making required public filings with the SEC; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental investigations, and, to the extent not covered by insurance, if any, the companies’ inability to satisfy any resulting obligations from funds available to it, if any; QCII’s future ability to provide interLATA services within the companies’ 14-state local service area; potential fluctuations in quarterly results; volatility of QCII’s stock price; intense competition in the markets in which the companies compete, including the likelihood of certain of the companies’ competitors emerging from bankruptcy court protection or otherwise reorganizing their capital structure and competing effectively against us; changes in demand for the companies’ products and services; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting the companies’ business; and changes in the outcome of future events from the assumed outcome included in the companies’ significant accounting policies.

The information contained in this Current Report on Form 8-K is a statement of the companies’ present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the companies’ assumptions. The companies may change their intention, belief or expectation at any time and without notice, based upon any changes in such factors, in their assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that the companies or persons acting on their behalf may issue.

By including any information in this Current Report on Form 8-K, the companies do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

Item 7(c). Exhibits.

Exhibit 10.1

Term Loan Agreement dated as of June 9, 2003 by and among Qwest Corporation, as borrower,  and the Lenders listed therein, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole book-runner, joint lead arranger and syndication agent, and Credit Suisse First Boston, acting through its Cayman Islands branch as joint lead arranger and administrative agent, and Deutsche Bank Trust Company Americas, as documentation agent and Deutsche Bank Securities, Inc. as arranger.

Exhibit 99.1	Press Release dated June 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC. QWEST CORPORATION

DATE: June 10, 2003	By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1

Term Loan Agreement dated as of June 9, 2003 by and among Qwest Corporation, as borrower, and the Lenders listed therein, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole book-runner, joint lead arranger and syndication agent, and Credit Suisse First Boston, acting through its Cayman Islands branch as joint lead arranger and administrative agent, and Deutsche Bank Trust Company Americas, as documentation agent and Deutsche Bank Securities, Inc. as arranger.

Exhibit 99.1	Press Release dated June 9, 2003.